Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Cash and cash equivalents
21 Cash and cash equivalents

	2020	2019	2018
Cash at bank and in hand	4,907	4,619	3,725

Short-term deposits	2,214	2,518	2,524

Money market investments	1,247	5,116	2,493

Short-term collateral	4	11	2
At December 31	8,372	12,263	8,744

Cash collateral related to securities lending, repurchase agreements and margins on derivatives transactions	9,208	7,166	6,248

Income from security lending programs	9	6	8

Weighted effective interest rate on short-term deposits	(0.64%)	(0.38%)	(0.39%)

Average maturity on short-term deposits	10	19	28
The carrying amounts disclosed reasonably approximate the fair values as at the year-end.
For cash collateral received related to securities lending, repurchase agreements and margins on derivatives transactions, a corresponding liability to repay the cash is recognized in other liabilities (refer to note 41 Other liabilities). Also, refer to note 46 Transfer of financial assets for details on collateral received and paid. Investment of cash collateral received is restricted through limitations on credit worthiness, duration, approved investment categories and borrower limits. Short-term collateral relates to cash collateral received included in cash and cash equivalents and the remainder is included in other asset classes as that collateral is typically reinvested. Aegon earns a share of the spread between the collateral earnings and the rebate paid to the borrower of the securities which is reflected in Income from securities lending programs.
Cash and cash equivalents include cash and demand balances held at the Dutch Central Bank. The Dutch Central Bank requires Aegon Bank N.V. to place 1% of their deposits with agreed maturity or the savings accounts (without restrictions to withdraw their money) in an account with the Dutch Central Bank. This deposit is renewed every 42-49 days, based on an updated valuation of total assets. The interest paid on this deposit is equal to the ECB deposit rate which was -50bp as from 18 September 2019 (-40bp throughout 2018 up to 18 September 2019). The year-end minimum required balance on deposit by the Dutch Central Bank was EUR 84 million (2019: EUR 79 million). These deposits are therefore not freely available.

Summary cash flow statement	2020	2019	2018
Net cash flows from operating activities	(2,854)	7,302	517

Net cash flows from investing activities	(139)	(86)	(438)

Net cash flows from financing activities	(778)	(3,730)	(2,395)
Net increase in cash and cash equivalents	(3,770)	3,486	(2,317)

Net cash and cash equivalents are impacted by:
Positive (negative) effects of changes in exchange rates	(121)	33	35
Analysis of cash flows
2020 compared to 2019
Net cash flows from operating activities
Total net cash flow from operating activities decreased by EUR 10,156 million to a EUR 2,854 million outflow (2019: EUR 7,302 million inflow). The main movements are the cash inflows regarding insurance and investment liabilities general account and for account of policyholders (refer to note 34 Insurance contracts and note 35 Investment contracts), cash inflows from disposal of investments (other than money market investments, refer to note 22 Investments), partially offset by outflow from results from financial transactions (refer to note 10 Results from financial transactions).
Net cash flows from investing activities
Net cash flows from investing activities decreased by EUR 53 million to a EUR 139 million outflow (2019: EUR 86 million outflow). The total consideration paid for acquisitions/capital contributions in joint ventures and associates, was EUR 305 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 154 million. The outflow in 2020 is mainly driven by the expansion of the joint venture arrangement with Banco Santander in Spain, offset by the sale of its 50% stake in the variable annuity joint ventures in Japan (refer to note 48 Business combinations).
Net cash flows from financing activities
Net cash flow from financing activities increased by EUR 2,952 million to a EUR 778 million outflow (2019: EUR 3,730 million outflow). The increase is a result of lower repayments of borrowings and other equity instruments redeemed (refer to note 31 Other equity instruments) offset by lower proceeds (refer to the table below and note 37 Borrowings).
2019 compared to 2018
Net cash flows from operating activities
Total net cash flow from operating activities increased by EUR 6,785 million to a EUR 7,302 million inflow (2018: EUR 517 million inflow). The main movements are the cash inflows regarding insurance and investment liabilities general account and for account of policyholder (refer to note 34 Insurance contracts and note 35 Investment contracts), cash inflows from disposal of derivatives (refer to note 24 Derivatives) and net purchase of investments for account of policyholder (refer to note 23 Investments for account of policyholders) partially offset by outflow from results from financial transactions (refer to note 10 Results from financial transactions).
Net cash flows from investing activities
Net cash flows from investing activities increased by EUR 352 million to a EUR 86 million outflow (2018: EUR 438 million outflow). The total consideration paid for acquisitions/capital contributions in joint ventures and associates, was EUR 269 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 155 million. Transferred cash and cash equivalents amounts to an outflow of EUR 17 million as a result of disposal of entities over which control is lost. The outflow in 2019 is mainly driven by the expansion of the joint venture arrangement with Banco Santander in Spain and capital injections to support growth in Amvest, offset by the sale off the businesses in Czech Republic and Slovakia (refer to note 48 Business combinations).
Net cash flows from financing activities
Net cash flow from financing activities decreased by EUR 1,335 million to a EUR 3,730 million outflow (2018: EUR 2,395 million outflow). The decrease is a result of proceeds and repayments of borrowings (refer to the table below and note 37 Borrowings) and other equity instruments redeemed (refer to note 31 Other equity instruments).
Reconciliation of liabilities arising from financing activities
The table below shows the reconciliation between the net cash flows from financing activities and the liabilities as included in the consolidated statement of financial position.

	Cash flows				Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2020	Addition	Repayment	Realized gains / losses in income statement	Movements related to fair value hedges	Amortization	Net exchange difference	At December 31, 2020
Subordinated borrowings	2,207	-	-	-	-	3	(125)	2,085
Trust pass-through securities	136	-	-	-	2	-	(11)	126
Borrowings	9,307	3,444	(3,985)	(16)	1	1	(228)	8,524
Assets held to hedge Trust pass-through securities	11	-	-	2	-	-	(1)	12
Assets held to hedge Borrowings	-	63	-	(1)	-	-	-	62

	Cash flows				Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2019	Addition	Repayment	Realized gains / losses in income statement	Movements related to fair value hedges	Amortization	Net exchange difference	At December 31, 2019
Subordinated borrowings	1,389	806	-	-	-	1	11	2,207
Trust pass-through securities	133	-	-	-	1	(1)	2	136
Borrowings	12,061	4,117	(7,014)	(8)	-	1	149	9,307
Assets held to hedge Trust pass-through securities	10	-	-	1	-	-	-	11